UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 28, 2011
Date of Report (Date of earliest event reported)

KONA GRILL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34082	20-0216690
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona 85251
(Address of principal executive offices) (Zip Code)

(480) 922-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2011, the Board of Directors of Kona Grill, Inc. (the “Company”) promoted Larry Ryback from Senior Vice President of Operations to Chief Operating Officer of the Company. Mr. Ryback’s compensation as Chief Operating Officer includes an annual base salary of $250,000.

On July 28, 2011, in connection with this appointment as Chief Operating Officer, the Company’s Board of Directors granted Mr. Ryback an option grant of 20,000 non-qualified stock options with an exercise price equal to the fair market value of the Company’s common stock on the date of grant. The options vest ratably over a two-year period with 2,500 shares vesting on October 28, 2011 and each subsequent three-month period thereafter until July 28, 2013, at which time all options will be fully vested.  The options expire upon certain events, but in any event the options will expire not later than July 28, 2016.

Mr. Ryback has over 20 years of restaurant operations experience and has served as the Senior Vice President of Operations since joining the Company in February 2010. Prior to joining Kona, Mr. Ryback served as the President and Chief Operating Officer of Redstone American Grill, Inc., a $35 million privately held company with five high-volume, upscale restaurants in four states. Before joining Redstone, Mr. Ryback spent 10 years with Champps Entertainment in various operations roles including three years as a Regional Vice President of Operations overseeing 26 restaurants that together generated over $130 million in revenue.

A copy of the press release announcing Mr. Ryback's promotion to chief operating officer is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 8.01 Other Events.

On August 1, 2011, the Company announced the closing of its underperforming restaurant in West Palm Beach, Florida. A copy of  the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

99.1	Press release dated July 29, 2011 titled “Kona Grill Promotes Larry Ryback to Chief Operating Officer”

99.2	Press release dated August 1, 2011 titled “Kona Grill Closes Underperforming West Palm Beach Location”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2011	KONA GRILL, INC.

	By:	/s/ Mark S. Robinow
Mark S. Robinow
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated July 29, 2011 titled “Kona Grill Promotes Larry Ryback to Chief Operating Officer”

99.2	Press release dated August 1, 2011 titled “Kona Grill Closes Underperforming West Palm Beach Location”